Exhibit 10.28

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[***]	indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including redacted portions so indicated, has been filed separately with the Securities Exchange Commission.

Between

GREATBATCH MEDICAL SAS

Z.I. La Vendue - BP 88

52000 Chaumont

And

LDR MEDICAL

4, Rue Gustave Eiffel

10430 ROSIÈRES PRES TROYES

[here and on all subsequent pages:

two sets of initials]

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TABLE OF CONTENTS

1. Purpose	3

2. Scope of application	3

2.1 Products	4

2.2 Site	4

3. Duration	4

4. Compliance with requirements	5

5. Deadlines [***]	5

6. Responsibility for design changes	5

7. Non-Conformity	6

8. Contractual and financial conditions	6

8.1 Products	6

8.2 Projected LDR MEDICAL needs	6

8.3 Batch size	6

8.4 Prices	7

8.5 Billing	7

8.6 Settlement	7

9. Packaging and shipping	7

10. Assignment of jurisdiction	7

11. Termination	8

12. Confidentiality	8

13. Disputes - litigation	10

14. Sundry	10

15. Limitations	10

16. Limited guarantee	11

17. Force majeure	12

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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1.	Purpose

The purpose of this agreement is to define the conditions of the commercial agreement

Between:

The party of the first part, the French company LDR MEDICAL, a company duly organized and governed by French law, with share capital of €215,357.40, having corporate headquarters at 4 rue Gustave Eiffel, Rosières Près Troyes, registered with the RCS [Trade and Corporate Registry] of Troyes under No. 433 924 529, acting on its own behalf as well as that of its subsidiaries, Represented by its Deputy Chief Executive Officer, Mr. Eric Vigneron, Hereinafter referred to as “LDR MEDICAL”

And

The party of the second part, the French company GREATBATCH MEDICAL SAS, a company duly organized and governed by French law, with share capital of €37,000, having corporate headquarters at Z.I. de la Vendue 52000 Chaumont, registered with the RCS of Chaumont under No. 499 235 018, Represented by its Europe CEO, Mr. Patrick Gamet, Hereinafter referred to as the “Supplier”

2.	Scope of application

This agreement, including Appendices 1 and 2, shall take effect upon its signing by the parties. The terms of this agreement shall prevail over all other previous provisions (with the exception of CC SST GB 02), as well as the two parties’ general purchase and sale conditions.

The purpose of this agreement is to set forth the conditions for order placement, manufacture and delivery of the products listed in Appendix 1 to permit LDR MEDICAL to supply its customers on a timely basis and in the appropriate quantities.

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Orders shall be placed over the GREATBATCH MEDICAL SAS site in Orvin, Switzerland, to the following address:

GREATBATCH MEDICAL SAS

L’Echelette 7

2534 Orvin

SWITZERLAND

2.1	Products

The agreement applies to the specific components (“products”) listed in Appendix 1

2.2	Site

The “products” shall be delivered to the following address:

LDR Médical

4, Rue Gustave Eiffel

10430 ROSIÈRE PRES TROYES

FRANCE

3.	Duration

This agreement shall enter into force on the date of its signing by the parties, for a duration of [***]. Subsequently, each LDR MEDICAL order shall reference it as follows:

CC FRN xxxx 01 of yy/yy/yyyy, where x identifies the name of the “Supplier” and y designates the date in dd/mm/yyyy format, noting the index of the version of this agreement approved by the two parties.

Note: the index shown in the page footer [sic] of this document corresponds to the index of the original LDR MEDICAL document not yet signed.

The agreement shall be renewed in the form of an addendum, and shall occur no later than six months prior to the anniversary date of this agreement. Cancellation by either party shall be subject to a prior notice period of eighteen months. Cancellation must be communicated by registered letter with acknowledgement of receipt.

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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4.	Compliance with requirements

The “Supplier” undertakes to manufacture the “products” ordered by LDR MEDICAL in accordance with the requirements specified in the plans, specification sheets and/or purchase orders, as agreed to in writing by the “Supplier.”

The products listed in Appendix 1 shall be delivered to LDR MEDICAL and shall not be subject to systematic monitoring. Thus, the “Supplier” shall be responsible for ensuring that all internal monitoring to ensure high quality has been performed.

An audit shall be carried out [***] by LDR MEDICAL at the “Supplier’s” facilities to ensure that the entire manufacturing process is in order.

5.	Deadlines [***]

The “Supplier” is required to deliver the “products” within the period specified in its Acknowledgement of Receipt of Order as accepted by LDR MEDICAL.

[***]

6.	Responsibility for design changes

In the event of elimination of a product, or any other order cancellation by LDR MEDICAL, LDR MEDICAL shall notify the “Supplier” thereof in writing.

LDR MEDICAL undertakes to purchase finished products, products in production and semi-finished products from the “Supplier’s” subcontractors and from the “Supplier” as a function of the commitment levels described in Appendix 2, as well as purchased materials and non-cancellable orders from the “Supplier’s” suppliers.

In the event that a product is subsequently changed, LDR MEDICAL shall so notify the supplier in writing.

Within [***], the “Supplier” must send to LDR MEDICAL a statement of production inventory (number of finished units in inventory, status of items in production).

LDR MEDICAL shall issue instructions in accordance with the status of products in production.

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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7.	Non-Conformity

Non-conforming delivered products shall be handled in accordance with the conditions mentioned in subcontracting specification sheet CC SST GB 02.

8.	Contractual and financial conditions

8.1	Products

All “products” to be delivered by the “Supplier” are listed in Appendix 1.

Order processing shall be managed in accordance with the conditions specified in subcontracting specifications sheet CC SST GB 02.

8.2	Projected LDR MEDICAL needs

LDR MEDICAL’s annual needs for [***] are as listed in Appendix 2. A table also defines LDR MEDICAL’s [***] needs covering the launch of MOBI C Plug & Fit in the United States.

It is understood that the desired delivery dates may be subject to adjustment by LDR MEDICAL depending upon actual market needs.

These adjustments may consist of a range of [***] but may not occur within fewer than [***] prior to the delivery dates defined in Appendix 2.

Further, quantities may be subject to fluctuations of [***].

LDR MEDICAL undertakes to supply all volumes listed in Appendix 2, attached, during the fiscal year (or no later than two months after its end).

Each year, during the final quarter of year N, LDR MEDICAL shall send to the “Supplier” the projected annual orders for year N+1 (with the same quantity range of [***] as defined above).

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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8.3	Batch size

It has been agreed that batch size shall be:

•	a minimum of [***] units for MOBI-C prostheses

•	a minimum of [***] units for ROI-C cages

8.4	Prices

The list of negotiated prices is provided in Appendix 1.

Prices are firm and applicable for the duration of the agreement.

Prices, expressed in euros, are understood as being net of taxes.

8.5	Billing

For each delivery, an invoice covering all data contained in the order must be prepared and sent to LDR MEDICAL.

8.6	Settlement

LDR MEDICAL shall pay the “Supplier” the amount of each invoice, [***] calendar days after its issuance date, provided that the delivered products are found to be in compliance. In the event of non-compliance, the invoice settlement time is as detailed in subcontracting specification sheet CC SST BG 02.

9.	Packaging and shipping

The “Supplier” shall ship depending on the batch sizes specified above in Paragraph 8.3.

Delivery conditions are as defined in subcontracting specification sheet CC SST BG 02.

Product title shall transfer to LDR MEDICAL at such time as the product leaves the “Supplier’s” premises.

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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10.	Assignment of jurisdiction

Any dispute concerning this agreement that cannot be settled out of court shall be considered and interpreted in accordance with French law except with regard to the application of clauses relative to conflicts between laws. In this case, the courts of Troyes alone shall be deemed competent.

11.	Termination

This agreement may be terminated by either party in the event of material breach by the other of any of the obligations for which it is liable under this agreement. To this end, the party deeming itself injured shall send written notification to the party in breach, and if the breach is not remedied within one (1) month after receipt of such notification, the injured party shall be entitled to terminate this agreement.

Either party may, at its discretion, immediately cancel this agreement subject to written notification to the other party, in the event of bankruptcy, insolvency, disposal in favor of creditors or similar proceedings relating to the liquidation or dissolution of the other party.

12.	Confidentiality

Pursuant to this instrument, confidential and exclusive information (hereinafter referred to as “Confidential Information”) disclosed between the parties shall be provided in writing or, if transmitted orally, shall be provided in writing within thirty (30) days after its disclosure, and shall bear the visible label “Confidential;” notwithstanding the above, it shall be understood at all times that breach by either party of its obligation to mark information as “Confidential Information” shall not, however, release such party from its obligation to treat such information as Confidential Information in accordance with the conditions of this Section. Such Confidential Information shall include, but not be limited to, the conditions and provisions of this Agreement. Confidential Information shall be protected by the recipient to the same extent as if it were its own information; it shall not be provided to third parties; and it shall be made available solely to employees, independent contractors and/or agents of the recipient who have a need to know such Confidential Information as part of the execution of said party’s obligations pursuant to this instrument, who have been informed by the recipient of the confidential nature of the information and who have signed or have agreed to sign a confidentiality agreement containing conditions largely similar to those presented in this Section. The recipient shall use the issuer’s Confidential Information solely for purposes of executing its obligations under this instrument or in accordance with the authorizations of this Agreement. All Confidential Information shall remain the property of the issuer and the recipient shall return it to the issuer within thirty (30) days after receipt of a written request from the issuer or within thirty (30) days after the cancellation of this

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Agreement. Notwithstanding the above, the recipient may retain one copy of such Confidential Information (a) for purposes of ensuring the party’s rights and obligations with regard to such Confidential Information, or (b) if the recipient’s legal advisors deem that the recipient is required to retain a copy of the Confidential Information under applicable law. The reciprocal confidentiality obligations set forth in this Section shall apply for the entire duration of this Agreement and for [***] years after cancellation or expiration of this Agreement. The Confidential Information shall not include information:

(i) that is or subsequently becomes accessible to the public without that being due to breach of any confidentiality obligation under this Agreement;

(ii) that is already known to the recipient, as demonstrated in written documents previously in its possession;

(iii) that has been provided to the recipient by a third party in violation of a confidentiality obligation to the issuer;

(iv) that is or was created by the recipient or on its behalf without relying on the issuer’s Confidential Information;

(v) that is used with the issuer’s written authorization in the context of applications for patent, copyright or any other intellectual property protection; or

(vi) approved in writing for publication by each party.

Notwithstanding the above, each party may provide Confidential Information to the extent that its disclosure is required: (a) under applicable law relative to the manufacture or sale of Products or for any other reason, or (b) by ruling of a competent court, provided that the issuer receives sufficient advance notification for such party to be able to appeal the court’s ruling.

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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13.	Disputes - litigation

In the event of a dispute arising under this agreement that is unable to be resolved quickly during the normal course of business, authorized representatives of the parties shall quickly meet with a view to resolving the problem informally.

In the event the parties’ authorized representatives are unable to resolve the problem within a reasonable period of [***] after occurrence of the dispute, it shall be brought before the District Court (Tribunal de Grande Instance) of Troyes.

14.	Sundry

In the event that a provision of this agreement is declared invalid, illegal or unenforceable, such a ruling shall not affect the validity of the remaining terms of this agreement.

This agreement constitutes the entire commitment of the parties with regard to its purpose, and replaces any other prior agreements and commitments, written or oral, of the parties with regard to the purpose of this agreement.

Any amendment to the agreement must be made through a written instrument signed by the parties.

This agreement was drawn up in French and English. In the event of discrepancy between the terms of the English and French versions of this agreement, the French version of the agreement shall prevail.

The appendices to this agreement form an integral part of this agreement.

Each party has prepared this agreement for execution in triplicate by its respective representative.

15.	Limitations

NOTWITHSTANDING ANY STIPULATION OF THIS AGREEMENT TO THE CONTRARY, UNDER NO CIRCUMSTANCES SHALL THE SUPPLIER’S TOTAL LIABILITY UNDER THIS AGREEMENT EXCEED [***].

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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16.	Limited guarantee

For [***] following use of the product, the Supplier guarantees that each Product sold under this Agreement will conform to the applicable Specifications and be free of any material or manufacturing defect. Notwithstanding any stipulation to the contrary in this Agreement, the Supplier’s guarantee pursuant to this instrument shall be void if any repair, alteration, modification or work has been done to such Product or to the extent that any alleged defect is the result of abuse, misuse, incorrect storage or maintenance, or accident, action or inaction by any party other than the Supplier. Further, the Supplier shall not be responsible for (a) the quality or condition of any material supplied by or through LDR MEDICAL, or (b) any defect provided it is due to use not consistent with applicable instructions. Pursuant to the above, if a Product is not as guaranteed and LDR MEDICAL notifies the Supplier in writing and returns such Product to the Supplier within 30 days after the discovery by LDR MEDICAL, the Supplier, at its discretion, shall quickly repair or replace the defective Product or reimburse the purchase price of the Product. Prior to return of a Product to the Supplier, LDR MEDICAL must contact the Supplier’s customer service representative and obtain an RMA number. LDR MEDICAL may only return articles and quantities approved through the RMA. Any such repaired or replaced Product shall be re-shipped to LDR MEDICAL at the Supplier’s sole expense. Such exclusive remedy shall not be considered as having violated the essential purpose insofar as the Supplier is willing and able to repair or replace a defective Product or to reimburse the purchase price in the stipulated fashion. REPAIR OR REPLACEMENT OF THE PRODUCT OR REIMBURSEMENT OF THE PURCHASE PRICE AS STIPULATED UNDER THIS LIMITED GUARANTEE IS A REMEDY EXCLUSIVE TO LDR MEDICAL. THE GUARANTEES IN THIS SECTION REPLACE ANY OTHER GUARANTEE, EXPRESS OR IMPLIED, MANDATORY OR OTHERWISE, INCLUDING BUT NOT LIMITED TO GUARANTEES OF MERCHANDISE QUALITY, COMPLIANCE AND FITNESS FOR A SPECIFIC USE.

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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17.	Force majeure

Neither party shall be in default under this Agreement in the event of any breach of any of its obligations under this Agreement if such breach results from events outside the control of such party and not attributable to fault or negligence by such party, including but not limited to any natural disaster, acts of a public enemy, terrorism, act of government, fire, flood, earthquake, epidemic, quarantine, embargo of merchandise and failure by carriers. If it appears that execution by either party under this Agreement might be delayed by a case of force majeure, such party shall inform the other party thereof as quickly as possible. During a period when execution by one of the parties of its obligations under this Agreement is suspended due to a case of force majeure, the other party may also suspend execution of all or part of its obligations under this instrument (other than the obligation to pay any amount owed) provided that such suspension is commercially reasonable.

In two original copies at Troyes, November 28, 2012.

Company name: GREATBATCH MEDICAL SAS	Company name: LDR Médical

Commercial stamp	Commercial stamp
[stamp]
LDR
a passion for innovation
HOTEL DE BUREAUX 1
4 rue Gustave Eiffel
10430 Rosières-Près-Troyes
Tel.: (+33) 03 25 82 32 63 – Fax: (+33) 03 25 82 33 71

Name and title of signatory		Name and title of signatory
[handwritten] P. GAMET, VP, GBM Europe			E. VIGNERON

Signature	[signature]	Signature	[signature]

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PRODUCTS AND PRICES

Reference	Commercial name (FR)	Commercial Name (EN)	Price
MB 2354	IMPLANT MOBI-C M « STANDARD » 13X15 H4,5	MOBI-C IMPLANT M « STANDARD » 13X15 H4,5	€[***] prosthesis according to your price offering No. 2009-49, Revision G of 1/19/2012
MB 2355	IMPLANT MOBI-C M « STANDARD » 13X15 H5	MOBI-C IMPLANT M « STANDARD » 13X15 H5
MB 2356	IMPLANT MOBI-C M « STANDARD » 13X15 H6	MOBI-C IMPLANT M « STANDARD » 13X15 H6
MB 2357	IMPLANT MOBI-C M « STANDARD » 13X15 H7	MOBI-C IMPLANT M « STANDARD » 13X15 H7
MB 2454	IMPLANT MOBI-C M « STANDARD » 14X15 H4,5	MOBI-C IMPLANT M « STANDARD » 14X15 H4,5
MB 2455	IMPLANT MOBI-C M « STANDARD » 14X15 H5	MOBI-C IMPLANT M « STANDARD » 14X15 H5
MB 2456	IMPLANT MOBI-C M « STANDARD » 14X15 H6	MOBI-C IMPLANT M « STANDARD » 14X15 H6
MB 2457	IMPLANT MOBI-C M « STANDARD » 14X15 H7	MOBI-C IMPLANT M « STANDARD » 14X15 H7
MB 2554	IMPLANT MOBI-C M « STANDARD » 15X15 H4,5	MOBI-C IMPLANT M « STANDARD » 15X15 H4,5
MB 2555	IMPLANT MOBI-C M « STANDARD » 15X15 H5	MOBI-C IMPLANT M « STANDARD » 15X15 H5
MB 2556	IMPLANT MOBI-C M « STANDARD » 15X15 H6	MOBI-C IMPLANT M « STANDARD » 15X15 H6
MB 2557	IMPLANT MOBI-C M « STANDARD » 15X15 H7	MOBI-C IMPLANT M « STANDARD » 15X15 H7
MB 2374	IMPLANT MOBI-C M « STANDARD » 13X17 H4,5	MOBI-C IMPLANT M « STANDARD » 13X17 H4,5
MB 2375	IMPLANT MOBI-C M « STANDARD » 13X17 H5	MOBI-C IMPLANT M « STANDARD » 13X17 H5
MB 2376	IMPLANT MOBI-C M « STANDARD » 13X17 H6	MOBI-C IMPLANT M « STANDARD » 13X17 H6
MB 2377	IMPLANT MOBI-C M « STANDARD » 13X17 H7	MOBI-C IMPLANT M « STANDARD » 13X17 H7
MB 2474	IMPLANT MOBI-C M « STANDARD » 14X17 H4,5	MOBI-C IMPLANT M « STANDARD » 14X17 H4,5
MB 2475	IMPLANT MOBI-C M « STANDARD » 14X17 H5	MOBI-C IMPLANT M « STANDARD » 14X17 H5
MB 2476	IMPLANT MOBI-C M « STANDARD » 14X17 H6	MOBI-C IMPLANT M « STANDARD » 14X17 H6
MB 2477	IMPLANT MOBI-C M « STANDARD » 14X17 H7	MOBI-C IMPLANT M « STANDARD » 14X17 H7
MB 2574	IMPLANT MOBI-C M « STANDARD » 15X17 H4,5	MOBI-C IMPLANT M « STANDARD » 15X17 H4,5
MB 2575	IMPLANT MOBI-C M « STANDARD » 15X17 H5	MOBI-C IMPLANT M « STANDARD » 15X17 H5
MB 2576	IMPLANT MOBI-C M « STANDARD » 15X17 H6	MOBI-C IMPLANT M « STANDARD » 15X17 H6
MB 2577	IMPLANT MOBI-C M « STANDARD » 15X17 H7	MOBI-C IMPLANT M « STANDARD » 15X17 H7
MB 2674	IMPLANT MOBI-C M « STANDARD » 16X17 H4,5	MOBI-C IMPLANT M « STANDARD » 16X17 H4,5
MB 2675	IMPLANT MOBI-C M « STANDARD » 16X17 H5	MOBI-C IMPLANT M « STANDARD » 16X17 H5
MB 2676	IMPLANT MOBI-C M « STANDARD » 16X17 H6	MOBI-C IMPLANT M « STANDARD » 16X17 H6
MB 2677	IMPLANT MOBI-C M « STANDARD » 16X17 H7	MOBI-C IMPLANT M « STANDARD » 16X17 H7
MB 2771	IMPLANT MOBI-C M « STANDARD » 17X17 H1,5	MOBI-C IMPLANT M « STANDARD » 17X17 H1,5
MB 2775	IMPLANT MOBI-C M « STANDARD » 17X17 H5	MOBI-C IMPLANT M « STANDARD » 17X17 H5
MB 2776	IMPLANT MOBI-C M « STANDARD » 17X17 H6	MOBI-C IMPLANT M « STANDARD » 17X17 H6
MB 2777	IMPLANT MOBI-C M « STANDARD » 17X17 H7	MOBI-C IMPLANT M « STANDARD » 17X17 H7
MB 2594	IMPLANT MOBI-C M « STANDARD » 15X19 H4,5	MOBI-C IMPLANT M « STANDARD » 15X19 H4,5
MB 2595	IMPLANT MOBI-C M « STANDARD » 15X19 H5	MOBI-C IMPLANT M « STANDARD » 15X19 H5
MB 2596	IMPLANT MOBI-C M « STANDARD » 15X19 H6	MOBI-C IMPLANT M « STANDARD » 15X19 H6
MB 2597	IMPLANT MOBI-C M « STANDARD » 15X19 H7	MOBI-C IMPLANT M « STANDARD » 15X19 H7
MB 2694	IMPLANT MOBI-C M « STANDARD » 16X19 H4,5	MOBI-C IMPLANT M « STANDARD » 16X19 H4,5
MB 2695	IMPLANT MOBI-C M « STANDARD » 16X19 H5	MOBI-C IMPLANT M « STANDARD » 16X19 H5
MB 2696	IMPLANT MOBI-C M « STANDARD » 16X19 H6	MOBI-C IMPLANT M « STANDARD » 16X19 H6
MB 2697	IMPLANT MOBI-C M « STANDARD » 16X19 H7	MOBI-C IMPLANT M « STANDARD » 16X19 H7
MB 2794	IMPLANT MOBI-C M « STANDARD » 17X19 H4,5	MOBI-C IMPLANT M « STANDARD » 17X19 H4,5
MB 2795	IMPLANT MOBI-C M « STANDARD » 17X19 H5	MOBI-C IMPLANT M « STANDARD » 17X19 H5
MB 2796	IMPLANT MOBI-C M « STANDARD » 17X19 H6	MOBI-C IMPLANT M « STANDARD » 17X19 H6
MB 2797	IMPLANT MOBI-C M « STANDARD » 17X19 H7	MOBI-C IMPLANT M « STANDARD » 17X19 H7
MB 2894	IMPLANT MOBI-C M « STANDARD » 18X19 H4,5	MOBI-C IMPLANT M « STANDARD » 18X19 H4,5
MB 2895	IMPLANT MOBI-C M « STANDARD » 18X19 H5	MOBI-C IMPLANT M « STANDARD » 18X19 H5
MB 2896	IMPLANT MOBI-C M « STANDARD » 18X19 H6	MOBI-C IMPLANT M « STANDARD » 18X19 H6
MB 2897	IMPLANT MOBI-C M « STANDARD » 18X19 H7	MOBI-C IMPLANT M « STANDARD » 18X19 H7
MB 2994	IMPLANT MOBI-C M « STANDARD » 19X19 H4,5	MOBI-C IMPLANT M « STANDARD » 19X19 H4,5
MB 2995	IMPLANT MOBI-C M « STANDARD » 19X19 H5	MOBI-C IMPLANT M « STANDARD » 19X19 H5
MB 2996	IMPLANT MOBI-C M « STANDARD » 19X19 H6	MOBI-C IMPLANT M « STANDARD » 19X19 H6
MB 2997	IMPLANT MOBI-C M « STANDARD » 19X19 H7	MOBI-C IMPLANT M « STANDARD » 19X19 H7

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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Reference	Commercial name (FR)	Commercial Name (EN)	Price
MB 3355	IMPLANT MOBI-C M « STANDARD » 13X15 H5 US	MOBI-C IMPLANT M « STANDARD » 13X15 H5 US	€[***] prosthesis according to your price offering No. 2009-49, Revision G of 1/19/2012
MB 3356	IMPLANT MOBI-C M « STANDARD » 13X15 H6 US	MOBI-C IMPLANT M « STANDARD » 13X15 H6 US
MB 3357	IMPLANT MOBI-C M « STANDARD » 13X15 H7 US	MOBI-C IMPLANT M « STANDARD » 13X15 H7 US
MB 3455	IMPLANT MOBI-C M « STANDARD » 14X15 H5 US	MOBI-C IMPLANT M « STANDARD » 14X15 H5 US
MB 3456	IMPLANT MOBI-C M « STANDARD » 14X15 H6 US	MOBI-C IMPLANT M « STANDARD » 14X15 H6 US
MB 3457	IMPLANT MOBI-C M « STANDARD » 14X15 H7 US	MOBI-C IMPLANT M « STANDARD » 14X15 H7 US
MB 3555	IMPLANT MOBI-C M « STANDARD » 15X15 H5 US	MOBI-C IMPLANT M « STANDARD » 15X15 H5 US
MB 3556	IMPLANT MOBI-C M « STANDARD » 15X15 H6 US	MOBI-C IMPLANT M « STANDARD » 15X15 H6 US
MB 3557	IMPLANT MOBI-C M « STANDARD » 15X15 H7 US	MOBI-C IMPLANT M « STANDARD » 15X15 H7 US
MB 3375	IMPLANT MOBI-C M « STANDARD » 13X17 H5 US	MOBI-C IMPLANT M « STANDARD » 13X17 H5 US
MB 3376	IMPLANT MOBI-C M « STANDARD » 13X17 H6 US	MOBI-C IMPLANT M « STANDARD » 13X17 H6 US
MB 3377	IMPLANT MOBI-C M « STANDARD » 13X17 H7 US	MOBI-C IMPLANT M « STANDARD » 13X17 H7 US
MB 3475	IMPLANT MOBI-C M « STANDARD » 14X17 H5 US	MOBI-C IMPLANT M « STANDARD » 14X17 H5 US
MB 3476	IMPLANT MOBI-C M « STANDARD » 14X17 H6 US	MOBI-C IMPLANT M « STANDARD » 14X17 H6 US
MB 3477	IMPLANT MOBI-C M « STANDARD » 14X17 H7 US	MOBI-C IMPLANT M « STANDARD » 14X17 H7 US
MB 3575	IMPLANT MOBI-C M « STANDARD » 15X17 H5 US	MOBI-C IMPLANT M « STANDARD » 15X17 H5 US
MB 3576	IMPLANT MOBI-C M « STANDARD » 15X17 H6 US	MOBI-C IMPLANT M « STANDARD » 15X17 H6 US
MB 3577	IMPLANT MOBI-C M « STANDARD » 15X17 H7 US	MOBI-C IMPLANT M « STANDARD » 15X17 H7 US
MB 3595	IMPLANT MOBI-C M « STANDARD » 15X19 H5 US	MOBI-C IMPLANT M « STANDARD » 15X19 H5 US
MB 3596	IMPLANT MOBI-C M « STANDARD » 15X19 H6 US	MOBI-C IMPLANT M « STANDARD » 15X19 H6 US
MB 3597	IMPLANT MOBI-C M « STANDARD » 15X19 H7 US	MOBI-C IMPLANT M « STANDARD » 15X19 H7 US

Reference	Commercial name (FR)	Commercial Name (EN)	Price
MC1312P	Implant ROI-C 14x14 H6	ROI-C Implant 14x14 H6	Before performing QP: €[***] After performing QP: €[***] (according to your price offering No. 2011- 03, Revision E of 06/11/2012)
MC1313P	Implant ROI-C 14x14 H7	ROI-C Implant 14x14 H7
MC1322P	Implant ROI-C 14x15,5 H6	ROI-C Implant 14x15,5 H6
MC1332P	Implant ROI-C 14x17 H6	ROI-C Implant 14x17 H6
MC1341P	Implant ROI-C 12x14 H5	ROI-C Implant 12x14 H5
MC1342P	Implant ROI-C 12x14 H6	ROI-C Implant 12x14 H6
MC1343P	Implant ROI-C 12x14 H7	ROI-C Implant 12x14 H7
MC1344P	Implant ROI-C 12x14 H8	ROI-C Implant 12x14 H8
MC1352P	Implant ROI-C 12x15,5 H6	ROI-C Implant 12x15,5 H6
MC1353P	Implant ROI-C 12x15,5 H7	ROI-C Implant 12x15,5 H7

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

LDR Médical	COMMERCIAL SUPPLIER AGREEMENT APPENDIX 02	Document	Ref.: CC FRN GB 01
Index: 10/15/2012
AM No.:
Page 1/2

PROJECTIONS

MOBI C Plug & Fit USA:

•	[***]

•	[***] implants

•	[***] implants

•	[***] implants

See breakdown by [***] on page 2/2

ROI C (anatomical and/or lordosis)

•	[***]

•	[***] implants

•	[***] implants

•	[***] implants

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

LDR Médical	COMMERCIAL SUPPLIER AGREEMENT APPENDIX 02	Document	Ref.: CC FRN GB 01
Index: 10/15/2012
AM No.:
Page 2/2

MOBI C P&F USA	Jul 13	Aug 13	Sep 13	Oct 13	Nov 13	Dec 13	Jan 14	Feb 14	Mar 14	Apr 14	May 14	Jun 14	Jul 14	Aug 14	Sep 14	Oct 14	Nov 14	Dec 14	Jan 15	Feb 15	Mar 15	Apr 15	May 15	Jun 15	Jul 15	Aug 15	Sep 15	Oct 15	Nov 15	Dec 15
Total Implants Required	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***].

[***].

[***]	Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.